Exhibit 99.1

Guidewire Software Announces First Quarter Fiscal 2019 Financial Results

Foster City, CA - December 4, 2018 - Guidewire Software, Inc. (NYSE: GWRE), provider of the industry platform Property and Casualty (“P&C”) insurers rely upon, today announced its financial results for the fiscal quarter ended October 31, 2018.

“Revenue and profitability exceeded our expectations for the first quarter, further supplemented by a large contract consolidation that accelerated revenue recognition into the quarter,” said Marcus Ryu, chief executive officer, Guidewire Software. “During the first quarter new and existing customers selected multiple components of Guidewire InsurancePlatform - including InsuranceSuite, digital, data and analytics - and we advanced multiple evaluations underway for Guidewire Cloud.”

Ryu continued, “During the quarter we also hosted almost 2,200 professionals at our annual Connections user conference, during which we announced the latest releases of Guidewire InsuranceSuite, InsuranceNow, Guidewire Marketplace, and our new Analytics and Data Services team. Customers, prospects, and partners were very supportive of our strategy to use Guidewire Cloud as a key lever to lower the cost, effort, and complexity of managing core system environments. We believe we are better positioned than ever to fulfill our mission of delivering the industry platform that P&C insurers need to adapt and succeed in a rapidly evolving insurance marketplace.”

As of the first quarter of fiscal 2019, Guidewire is reporting results under Accounting Standards Codification Topic 606, Revenue Recognition (“ASC 606”), using the modified retrospective method. Financial results for reporting periods prior to fiscal year 2019 are presented as previously disclosed in conformity with then existing guidance.

First Quarter Fiscal 2019 Financial Highlights

Revenue

•
Total revenue for the first quarter of fiscal year 2019 was $179.7 million, an increase of 66% from the same quarter in fiscal year 2018. License and subscription revenue was $94.3 million, an increase of 213%; services revenue was $64.4 million, an increase of 9%; and maintenance revenue was $21.0 million, an increase of 11%. First quarter year-over-year growth comparisons were positively impacted by the adoption of ASC 606.

Profitability

•	GAAP income from operations was $1.1 million for the first quarter of fiscal year 2019, compared with a $32.7 million loss in the comparable period in fiscal year 2018.

•	Non-GAAP income from operations was $31.7 million for the first quarter of fiscal year 2019, compared with an $8.3 million loss in the comparable period in fiscal year 2018.

•
GAAP net income was $5.5 million for the first quarter of fiscal year 2019, compared with an $8.9 million loss for the comparable period in fiscal year 2018. GAAP net income per share was $0.07, based on diluted weighted average shares outstanding of 82.2 million, compared with a $0.12 net loss per share for the comparable period in fiscal year 2018, based on diluted weighted average shares outstanding of 75.2 million.

•
Non-GAAP net income was $29.9 million for the first quarter of fiscal year 2019, compared with a $4.8 million net loss in the comparable period in fiscal year 2018. Non-GAAP net income per share was $0.36, based on diluted weighted average shares outstanding of 82.2 million, compared with a $0.06 net loss per share in the comparable period in fiscal year 2018, based on diluted weighted average shares outstanding of 75.2 million.

Liquidity

•
The Company had $1.2 billion in cash, cash equivalents, and investments at October 31, 2018, compared with $1.3 billion at July 31, 2018. The Company used $27.2 million cash from operations in the first quarter of fiscal year 2019, reflecting normal seasonal patterns.

Business Outlook
Guidewire is issuing the following outlook for the second fiscal quarter and fiscal year of 2019 based on current expectations:

(in $ millions, except per share outlook)	Second Quarter Fiscal 2019			Fiscal Year 2019
Revenue	157.0	-	161.0	722.0	-	732.0
License and subscription revenue	75.0	-	79.0	379.0	-	389.0
Maintenance revenue	20.0	-	21.0	81.0	-	83.0
Services revenue	60.0	-	63.0	257.0	-	265.0
GAAP operating loss	(20.1)	-	(16.1)	(23.2)	-	(13.2)
Non-GAAP operating income	12.5	-	16.5	106.5	-	116.5
GAAP net loss	(11.3)	-	(8.9)	(6.7)	-	(0.7)
GAAP net loss per share	(0.14)	-	(0.11)	(0.08)	-	(0.01)
Non-GAAP net income	14.0	-	17.3	102.7	-	111.0
Non-GAAP net income per share	0.17	-	0.21	1.24	-	1.34

Conference Call Information

What:	Guidewire Software First Quarter Fiscal 2019 Financial Results Conference Call

When:	Tuesday, December 4, 2018

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(800) 239-9838, Domestic
(323) 794-2551, International

Replay:	(844) 512-2921, Passcode 5711800, Domestic
(412) 317-6671, Passcode 5711800, International

Webcast:	http://ir.guidewire.com/ (live and replay)

The webcast will be archived on Guidewire’s website (www.guidewire.com) for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income (loss), Non-GAAP net income (loss), Non-GAAP income tax provision (benefit), and Non-GAAP net income (loss) per share. Non-GAAP operating income (loss) excludes stock-based compensation and amortization of intangibles. Non-GAAP net income (loss), Non-GAAP income tax provision (benefit), and Non-GAAP net income (loss) per share also exclude the amortization of debt discount and issuance costs from our convertible notes and the related tax effects of the non-GAAP adjustments. The estimated annual tax rates used in the business outlook to compute GAAP and Non-GAAP net income exclude discrete items such as forecasted tax benefits related to stock-based compensation and are impacted by the passage of the Tax Cuts and Jobs Act.
Guidewire believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including the financial tables at the end of this press release, and not to rely on any single financial measure to evaluate the Company’s business.

About Guidewire Software
Guidewire delivers the industry platform that P&C insurers rely upon to adapt and succeed in a time of accelerating change. We provide the software, services, and partner ecosystem to enable our customers to run, differentiate, and grow their business. We are privileged to serve more than 350 companies in 32 countries. For more information, please visit www.guidewire.com and follow us on twitter: @Guidewire_PandC.

NOTE: For information about Guidewire’s trademarks, visit https://www.guidewire.com/legal-notices.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning and future investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenue; our services revenue produce lower gross margins than our license and maintenance revenue; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	October 31, 2018	July 31, 2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$391,322	$437,140
Short-term investments	693,265	630,008
Accounts receivable, net	84,928	124,849
Unbilled accounts receivable, net	54,423	—
Prepaid expenses and other current assets	28,024	30,510
Total current assets	1,251,962	1,222,507
Long-term investments	144,359	190,952
Property and equipment, net	19,031	18,595
Unbilled accounts receivable, net	10,676	—
Intangible assets, net	88,346	95,654
Deferred tax assets, net	80,811	87,482
Goodwill	340,877	340,877
Other assets	32,731	22,525
TOTAL ASSETS	$1,968,793	$1,978,592
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$22,720	$30,635
Accrued employee compensation	30,540	60,135
Deferred revenue, net	84,792	114,138
Other current liabilities	11,066	20,280
Total current liabilities	149,118	225,188
Convertible senior notes, net	308,114	305,128
Deferred revenue, net	22,643	23,758
Other liabilities	1,195	774
Total liabilities	481,070	554,848
STOCKHOLDERS’ EQUITY:
Common stock	8	8
Additional paid-in capital	1,321,878	1,297,979
Accumulated other comprehensive loss	(8,713)	(7,748)
Retained earnings	174,550	133,505
Total stockholders’ equity	1,487,723	1,423,744
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,968,793	$1,978,592

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended October 31,
	2018	2017
Revenue:
License and subscription	$94,269	$30,093
Maintenance	21,003	18,930
Services	64,411	59,148
Total revenue	179,683	108,171
Cost of revenue: (1)
License and subscription	13,330	6,715
Maintenance	3,868	3,467
Services	65,261	52,712
Total cost of revenue	82,459	62,894
Gross profit:
License and subscription	80,939	23,378
Maintenance	17,135	15,463
Services	(850)	6,436
Total gross profit	97,224	45,277
Operating expenses: (1)
Research and development	45,496	35,711
Sales and marketing	32,319	23,610
General and administrative	18,345	18,671
Total operating expenses	96,160	77,992
Income (loss) from operations	1,064	(32,715)
Interest income	6,851	1,912
Interest expense	(4,244)	(4)
Other expense, net	(1,489)	(262)
Income (loss) before income taxes	2,182	(31,069)
Benefit from income taxes	(3,307)	(22,155)
Net income (loss)	$5,489	$(8,914)
Net income (loss) per share:
Basic	$0.07	$(0.12)
Diluted	$0.07	$(0.12)
Shares used in computing net income (loss) per share:
Basic	80,821,227	75,187,430
Diluted	82,209,988	75,187,430

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended October 31,
	2018	2017
	(unaudited, in thousands)
Stock-based compensation expense:
Cost of license and subscription revenue	$334	$174
Cost of maintenance revenue	534	455
Cost of services revenue	5,968	5,226
Research and development	6,404	4,912
Sales and marketing	4,621	4,217
General and administrative	5,472	4,639
Total stock-based compensation expense	$23,333	$19,623

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended October 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$5,489	$(8,914)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	9,653	6,634
Amortization of debt discount and issuance costs	2,986	—
Charges to bad debt and revenue reserves	238	—
Stock-based compensation	23,333	19,623
Deferred income tax	(3,985)	(23,708)
Amortization of premium on available-for-sale securities, and other non-cash items	(1,790)	210
Other non-cash items affecting net income (loss)	374	—
Changes in operating assets and liabilities:
Accounts receivable	28,612	855
Unbilled accounts receivable	(25,661)	—
Prepaid expenses and other assets	4,749	(3,575)
Accounts payable	(7,931)	1,868
Accrued employee compensation	(29,048)	(23,953)
Other liabilities	(1,691)	(356)
Deferred revenue	(32,575)	68
Net cash used in operating activities	(27,247)	(31,248)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(253,469)	(66,843)
Sales and maturities of available-for-sale securities	238,389	93,039
Purchases of property and equipment	(2,945)	(1,899)
Capitalized software development costs	(459)	(517)
Net cash provided by (used in) investing activities	(18,484)	23,780
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	689	365
Net cash provided by financing activities	689	365
Effect of foreign exchange rate changes on cash and cash equivalents	(776)	(674)
NET DECREASE IN CASH AND CASH EQUIVALENTS	(45,818)	(7,777)
CASH AND CASH EQUIVALENTS—Beginning of period	437,140	263,176
CASH AND CASH EQUIVALENTS—End of period	$391,322	$255,399

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below:
	Three Months Ended October 31,
	2018	2017
Income (loss) from operations reconciliation:
GAAP income (loss) from operations	$1,064	$(32,715)
Non-GAAP adjustments:
Stock-based compensation (1)	23,333	19,623
Amortization of intangibles (1)	7,309	4,776
Non-GAAP income (loss) from operations	$31,706	$(8,316)

Net income (loss) reconciliation:
GAAP net income (loss)	$5,489	$(8,914)
Non-GAAP adjustments:
Stock-based compensation (1)	23,333	19,623
Amortization of intangibles (1)	7,309	4,776
Amortization of debt discount and issuance costs (2)	2,986	—
Tax impact of non-GAAP adjustments (3)	(9,223)	(20,283)
Non-GAAP net income (loss)	$29,894	$(4,798)

Tax provision (benefit) reconciliation:
GAAP tax provision (benefit)	$(3,307)	$(22,155)
Non-GAAP adjustments:
Stock-based compensation (1)	3,860	6,470
Amortization of intangibles (1)	1,209	1,575
Amortization of debt discount and issuance costs (2)	494	—
Other income tax effects and adjustments (3)	3,660	12,238
Non-GAAP tax provision (benefit)	$5,916	$(1,872)

Net income (loss) per share reconciliation:
GAAP net income (loss) per share - diluted	$0.07	$(0.12)
Non-GAAP adjustments:
Stock-based compensation (1)	0.28	0.26
Amortization of intangibles (1)	0.09	0.06
Amortization of debt discount and issuance costs (2)	0.04	—
Tax impact of non-GAAP adjustments (3)	(0.12)	(0.26)
Non-GAAP net income (loss) per share - diluted	$0.36	$(0.06)

Shares used in computing Non-GAAP income (loss) per share amounts:
GAAP weighted average shares - diluted (4)	82,209,988	75,187,430

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustments reflect the amortization of debt discount and issuance costs related to the issuance of our Senior Convertible Notes recognized during the period for GAAP purposes.
(3) Adjustments reflect the tax benefit (provision) resulting from all non-GAAP adjustments.
(4) There is no difference between weighted average shares outstanding used to calculate the GAAP net income (loss) per share and Non-GAAP net income (loss) per share.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP outlook in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	Second Quarter Fiscal 2019			Fiscal Year 2019
Operating income (loss) outlook reconciliation:
GAAP operating loss	(20.1)	-	(16.1)	(23.2)	-	(13.2)
Non-GAAP adjustments:
Stock-based compensation	24.8	-	25.8	99.1	-	102.1
Amortization of intangibles	7.1	-	7.6	28.6	-	29.6
Non-GAAP operating income	12.5	-	16.5	106.5	-	116.5

Net income (loss) outlook reconciliation
GAAP net loss	(11.3)	-	(8.9)	(6.7)	-	(0.7)
Non-GAAP adjustments:
Stock-based compensation	24.8	-	25.8	99.1	-	102.1
Amortization of intangibles	7.1	-	7.6	28.6	-	29.6
Amortization of debt discount and issuance costs	3.0	-	3.0	12.2	-	12.2
Tax impact of non-GAAP adjustments	(10.4)	-	(9.4)	(32.5)	-	(30.2)
Non-GAAP net income	14.0	-	17.3	102.7	-	111.0